EXHIBIT 10.14
EXPANSION SPACE COMMENCEMENT AGREEMENT
     This COMMENCEMENT AGREEMENT (the “Commencement Agreement”), made and entered into as of this 17 day of February, 2005, by and between HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (“Landlord”) and STRATEGIC OUTSOURCING, INC., a Delaware corporation (“Tenant”);
W I T N E S S E T H:
     WHEREAS, Tenant and Landlord entered into that certain Lease Agreement dated May 26, 2000 (the “Lease”) and that certain First Amendment to Lease dated August 4, 2004 (the “First Amendment”) (collectively known as the “Lease”), for space designated as Suite 140, comprising approximately 19,245 rentable square feet, in the Fourteen Parkway Plaza Building, located at 5260 Parkway Plaza Boulevard, City of Charlotte, County of Mecklenburg, State of North Carolina; and
     WHEREAS, the parties desire to establish the Expansion Space Commencement Date and Expiration Date as set forth below,
     NOW, THEREFORE, in consideration of the mutual and reciprocal promises herein contained, Tenant and Landlord hereby agree that said Lease hereinafter described be, and the same is hereby modified in the following particulars:
     1. The term of the Lease by and between Landlord and Tenant actually commenced on January 1, 2005 (the “Expansion Space Commencement Date”). The initial term of said Lease shall terminate on December 31, 2010 (the “Expiration Date”). Section 3.1 of the First Amendment, entitled “Term”, and all references to the Expansion Space Commencement Date and Expiration Date in the Lease are hereby amended.
     2. Except as modified and amended by this Commencement Agreement, the Lease shall remain in full force and effect.
     IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be duly executed, as of the day and year first above written.

LANDLORD:		TENANT:

HIGHWOODS REALTY LIMITED PARTNERSHIP		STRATEGIC OUTSOURCING, INC.
a North Carolina Limited Partnership		a Delaware corporation
By: Highwoods Properties, Inc.
a Maryland Corporation
Its:	General Partner

By:	/s/	By:	/s/ Michael Willson

	Senior Vice President		Michael Willson, CFO